Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Large Cap Value Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government & Agency Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Fixed Income Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, MFS Strategic Value Portfolio, Conservative Income Strategy Portfolio, Growth Strategy Portfolio, Growth & Income Strategy Portfolio, Income and Growth Strategy Portfolio, Templeton Foreign Value Portfolio, Mercury Large Cap Core Portfolio, a series of Scudder Variable Series II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                               /s/Julian Sluyters
                                                Julian Sluyters
                                                Chief Executive Officer

                                                Aggressive Growth Portfolio,
                                                Blue Chip Portfolio, Large Cap
                                                Value Portfolio, Dreman
                                                Financial Services Portfolio,
                                                Dreman High Return Portfolio,
                                                INVESCO Dynamic Growth
                                                Portfolio, Eagle Focused Large
                                                Cap Growth Portfolio, Focus
                                                Value + Growth Portfolio,
                                                Global Blue Chip Portfolio,
                                                Government & Agency Securities
                                                Portfolio, Janus Growth &
                                                Income Portfolio, Janus Growth
                                                Opportunity Portfolio, Growth
                                                Portfolio, High Income
                                                Portfolio, Index 500 Portfolio,
                                                International Select Equity
                                                Portfolio, Fixed Income
                                                Portfolio, Turner Mid Cap
                                                Growth Portfolio, Money
                                                Portfolio, Small Cap Growth
                                                Portfolio, Dreman Small Cap
                                                Value Portfolio, Oak Strategic
                                                Equity Portfolio, Strategic
                                                Income Portfolio, Technology
                                                Growth Portfolio, Total Return
                                                Portfolio, Davis Venture Vale
                                                Portfolio, MFS Strategic Value
                                                Portfolio, Conservative Income
                                                Strategy Portfolio, Growth and
                                                Income Strategy Portfolio,
                                                Growth Strategy Portfolio,
                                                Income and Growth Strategy
                                                Portfolio, Templeton Foreign
                                                Value Portfolio, Mercury Large
                                                Cap Core Portfolio, a series of
                                                Scudder Variable Series II

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Large Cap Value Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government & Agency Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Fixed Income Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, MFS Strategic Value Portfolio, Conservative Income Strategy Portfolio, Growth Strategy Portfolio, Growth & Income Strategy Portfolio, Income and Growth Strategy Portfolio, Templeton Foreign Value Portfolio, Mercury Large Cap Core Portfolio, a series of Scudder Variable Series II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                             /s/Paul Schubert
                                              Paul Schubert
                                              Chief Financial Officer

                                              Aggressive Growth Portfolio,
                                              Blue Chip Portfolio, Large Cap
                                              Value Portfolio, Dreman
                                              Financial Services Portfolio,
                                              Dreman High Return Portfolio,
                                              INVESCO Dynamic Growth
                                              Portfolio, Eagle Focused Large
                                              Cap Growth Portfolio, Focus
                                              Value + Growth Portfolio,
                                              Global Blue Chip Portfolio,
                                              Government & Agency Securities
                                              Portfolio, Janus Growth &
                                              Income Portfolio, Janus Growth
                                              Opportunity Portfolio, Growth
                                              Portfolio, High Income
                                              Portfolio, Index 500 Portfolio,
                                              International Select Equity
                                              Portfolio, Fixed Income
                                              Portfolio, Turner Mid Cap
                                              Growth Portfolio, Money
                                              Portfolio, Small Cap Growth
                                              Portfolio, Dreman Small Cap
                                              Value Portfolio, Oak Strategic
                                              Equity Portfolio, Strategic
                                              Income Portfolio, Technology
                                              Growth Portfolio, Total Return
                                              Portfolio, Davis Venture Vale
                                              Portfolio, MFS Strategic Value
                                              Portfolio, Conservative Income
                                              Strategy Portfolio, Growth and
                                              Income Strategy Portfolio,
                                              Growth Strategy Portfolio,
                                              Income and Growth Strategy
                                              Portfolio, Templeton Foreign
                                              Value Portfolio, Mercury Large
                                              Cap Core Portfolio, a series of
                                              Scudder Variable Series II